LIQUIDITY SERVICES ANNOUNCES APPROVAL OF NEW $10,000,000 STOCK REPURCHASE PROGRAM

Bethesda, MD - March 8, 2021 - Liquidity Services, Inc. (NASDAQ: LQDT; www.liquidityservices.com), the world’s largest B2B e-commerce marketplace for business and government surplus, announced today that its Board of Directors has authorized a new share repurchase program of up to $10,000,000 of the Company’s common stock. The repurchase program will commence today and expire on March 31, 2023. The timing and actual number of shares repurchased will depend on a variety of factors, including price, general business and market conditions, and the existence of alternative investment opportunities. The repurchase program will be executed consistent with the Company's capital allocation strategy of prioritizing investment to grow the business over the long term.

Under the repurchase program, repurchases can be made from time to time using a variety of methods, including open market purchases, all in compliance with the rules of the United States Securities and Exchange Commission (the “SEC”) and other applicable legal and regulatory requirements.

The repurchase program does not obligate the Company to acquire any particular amount of common shares, and the repurchase program may be suspended or discontinued at any time at the Company’s discretion.

Forward-Looking Statements

This document contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. These statements are only predictions. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity (including the extent of our share repurchase activity, if any), performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, statements regarding the Company’s business outlook; expected future results; expected future effective tax rates; and trends and assumptions about future periods. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continues” or the negative of these terms or other comparable terminology. Our business is subject to a number of risks and uncertainties, and our past performance is no guarantee of our performance in future periods. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

There are several risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements in this document. Important factors that could cause our actual results to differ materially from those expressed as forward-looking statements are set forth in our filings with the SEC from time to time, and include, among others, potential economic and operational impacts related to the COVID-19 pandemic, especially if there is a rise in COVID-19 deaths that precipitates re-closures or extended restrictions on international travel; the impact of the COVID-19 pandemic on our Company, our employees, our sellers and buyers, and global supply chains; disruptions of transactions due to the COVID-19 pandemic, including the impact of such disruptions on the Company’s ability to generate profits, stabilize or grow GMV or accurately forecast transactions; disruptions in the Company’s workforce as a results of the Company’s efforts to limit of the impact of the COVID-19 pandemic on the Company’s operations and financial condition; and the risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2020 and in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2020, which is available on the SEC and Company websites. There may be other factors of which we are currently unaware or which we deem immaterial that may cause our actual results to differ materially from the forward-looking statements.

All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this document and are expressly qualified in their entirety by the cautionary statements included in this document. Except as may be required by law, we undertake no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances occurring after the date of this document or to reflect the occurrence of unanticipated events.

About Liquidity Services
Liquidity Services (NASDAQ:LQDT) operates leading e-commerce marketplaces that enable buyers and sellers to transact in an efficient, automated environment offering over 600 product categories. The company employs innovative e-commerce marketplace solutions to manage, value and sell inventory and equipment for business and government sellers. Our superior service, unmatched scale and ability to deliver results enable us to forge trusted, long-term relationships with over 14,000 sellers worldwide. With over $8 billion in completed transactions, and more than 3.8 million buyers in almost 197 countries and territories, we are the proven leader in delivering smart B2B e-commerce solutions.

Contact:
Investor Relations
800-310-4604
investorrelations@liquidityservicesinc.com

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